UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 4, 2015

HEMISPHERX BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware          0‑27072          52-0845822
(state or other juris- (Commission (I.R.S. Employer
diction of incorporation) File Number) (Identification No.)

1617 JFK Boulevard, Philadelphia, Pennsylvania         19103
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2015, the registrant and Maxim Group LLC amended their July 23, 2012 Equity Distribution Agreement solely for the purpose of adding the registrant’s new registration statement on Form 3 (File No 333-205228) to the definition of “registration statement” as the old registration statement expired.

The foregoing description of the Amendment is qualified in its entirety by reference to the foregoing document, a copy of which is attached and incorporated herein as Exhibits 10.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits:

10.1	August 4, 2015 Amendment to Equity Distribution Agreement between the registrant and Maxim Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

August 4, 2015                     By:    /s/ William A. Carter
William A. Carter M.D.,
Chief Executive Officer